                                                                     EXHIBIT 3.3

                                     BYLAWS

                                       OF

                         TIMBERLAND GROWTH CORPORATION



                            Adopted February 4, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                      Page
                                                                      ----

ARTICLE I    Offices.................................................. 1
             -------
     Section 1.     Registered Office................................. 1
                    -----------------
     Section 2.     Other Offices..................................... 1
                    -------------

ARTICLE II   Meetings of Stockholders................................. 1
             ------------------------
     Section 1.     Place of Meetings................................. 1
                    -----------------
     Section 2.     Annual Meeting.................................... 1
                    --------------
     Section 3.     Notice of Annual Meeting.......................... 1
                    ------------------------
     Section 4.     Stockholders List................................. 1
                    -----------------
     Section 5.     Special Meetings.................................. 2
                    ----------------
     Section 6.     Notice of Special Meetings........................ 2
                    --------------------------
     Section 7.     Business.......................................... 2
                    --------
     Section 8.     Quorum and Adjournment............................ 2
                    ----------------------
     Section 9.     Organization...................................... 2
                    ------------
     Section 10.    Voting............................................ 2
                    ------
     Section 11.    Action by Written Consent......................... 3
                    -------------------------
     Section 12.    Inspectors of Election............................ 3
                    ----------------------
     Section 13.    Notice of Stockholder Business at Annual Meeting.. 3
                    ------------------------------------------------
     Section 14.    Notice of Stockholder Nominees.................... 4
                    ------------------------------

ARTICLE III  Directors................................................ 5
             ---------
     Section 1.     Number, Election and Term......................... 5
                    -------------------------
     Section 2.     Vacancies and Newly Created Directorships......... 5
                    -----------------------------------------
     Section 3.     Resignation and Removal........................... 5
                    -----------------------
     Section 4.     General Powers.................................... 5
                    --------------
     Section 5.     Compensation of Directors......................... 6
                    -------------------------

ARTICLE IV   Meetings of the Board of Directors....................... 6
             ----------------------------------
     Section 1.     Place of Meetings................................. 6
                    -----------------
     Section 2.     Regular Meetings.................................. 6
                    ----------------
     Section 3.     Special Meetings.................................. 6
                    ----------------
     Section 4.     Quorum............................................ 6
                    ------
     Section 5.     Action by Written Consent......................... 7
                    -------------------------
     Section 6.     Telephone Participation........................... 7
                    -----------------------

ARTICLE V    Committees............................................... 7
             ----------

ARTICLE VI   Officers................................................. 7
             --------
     Section 1.     Number and Titles................................. 7
                    -----------------
     Section 2.     Compensation...................................... 8
                    ------------
     Section 3.     Term of Office.................................... 8
                    --------------
     Section 4.     Chairman of the Board............................. 8
                    ---------------------

                                                                      Page
                                                                      ----
     Section 5.     Chief Executive Officer..........................  8
                    -----------------------
     Section 6.     President........................................  8
                    ---------
     Section 7.     Vice Presidents..................................  8
                    ---------------
     Section 8.     Chief Financial Officer..........................  9
                    -----------------------
     Section 9.     Secretary........................................  9
                    ---------
     Section 10.    Assistant Secretaries............................  9
                    ---------------------
     Section 11.    Treasurer........................................  9
                    ---------
     Section 12.    Assistant Treasurers............................. 10
                    --------------------
     Section 13.    Delegation of Authority.......................... 10
                    -----------------------

ARTICLE VII  Capital Stock........................................... 10
             -------------
     Section 1.     Certificates..................................... 10
                    ------------
     Section 2.     Registrars and Transfer Agents................... 10
                    ------------------------------
     Section 3.     Lost Certificates................................ 10
                    -----------------
     Section 4.     Transfers of Stock............................... 11
                    ------------------
     Section 5.     Fixing Record Date............................... 11
                    ------------------
     Section 6.     Registered Stockholders.......................... 11
                    -----------------------
     Section 7.     Dividends........................................ 11
                    ---------
     Section 8.     Reserves......................................... 12
                    --------

ARTICLE VIII Indemnification......................................... 12
             ---------------
     Section 1.     Right to Indemnification......................... 12
                    ------------------------
     Section 2.     Right of Claimant to Bring Suit.................. 13
                    -------------------------------
     Section 3.     Non-Exclusivity of Rights........................ 13
                    -------------------------
     Section 4.     Insurance........................................ 13
                    ---------
     Section 5.     Contracts........................................ 13
                    ---------
     Section 6.     Severability..................................... 14
                    ------------
     Section 7.     Intent of Article................................ 14
                    -----------------
     Section 8.     Effect of Repeal or Modification................. 14
                    --------------------------------

ARTICLE IX   Notices................................................. 14
             -------
     Section 1.     Form of Notices.................................. 14
                    ---------------
     Section 2.     Waiver of Notice................................. 14
                    ----------------

ARTICLE X    Miscellaneous........................................... 15
             -------------
     Section 1.     Annual Statements................................ 15
                    -----------------
     Section 2.     Checks........................................... 15
                    ------
     Section 3.     Fiscal Year...................................... 15
                    -----------
     Section 4.     Seal............................................. 15
                    ----

ARTICLE XI   Amendments.............................................. 15
             ----------

                         TIMBERLAND GROWTH CORPORATION
                         -----------------------------


                                     BYLAWS
                                     ------



                                   ARTICLE I
                                   ---------

                                    Offices
                                    -------

     Section 1.  Registered Office.   The registered office of the corporation
                 -----------------
shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 2.  Other Offices.  The corporation may also have offices at such
                 -------------
other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II
                                   ----------

                            Meetings of Stockholders
                            ------------------------

     Section 1.  Place of Meetings.  All meetings of the stockholders for the
                 -----------------
election of directors shall be held at a place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2.  Annual Meeting.  The annual meeting of stockholders shall be
                 --------------
held on such date and at such time as shall be determined by the Board of Directors. At such meeting, directors shall be elected or, if the Board of Directors shall then be divided into classes, the members of that class of directors whose term of office expires at such meeting shall be elected and any other proper business may be transacted which is within the powers of the stockholders.

     Section 3.  Notice of Annual Meeting.  Written notice of the annual meeting
                 ------------------------
of stockholders stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

     Section 4.  Stockholders List.  The officer who has charge of the stock
                 -----------------
ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 5.  Special Meetings.  Special meetings of the stockholders, for
                 ----------------
any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the chairman of the board or the president, and shall be called by any officer at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.

     Section 6.  Notice of Special Meetings.  Written notice of a special
                 --------------------------
meeting, stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

     Section 7.  Business.  Business transacted at any special meeting of
                 --------
stockholders shall be limited to the purposes stated in the notice.

     Section 8.  Quorum and Adjournment.  At any meeting of stockholders, the
                 ----------------------
holders of shares having a majority of the voting power of all of the then issued and outstanding shares of capital stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 9.  Organization.  At every meeting of the stockholders the
                 ------------
chairman of the board or, in his or her absence, the president, shall preside. In the absence of said officers, any other officer of the rank of vice president present shall call such meeting to order and preside. The secretary of the corporation or, in the secretary's absence, the appointee of the presiding officer of the meeting shall act as secretary of the meeting.

     Section 10.  Voting.  When a quorum is present or represented at any
                  ------
meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of capital stock having voting power held by such stockholder. No proxy shall be voted after three (3) years from its date, unless the proxy provides for a longer period.

     Section 11.  Action by Written Consent.  Unless otherwise provided in the
                  -------------------------
certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice except as otherwise provided by applicable law, and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 12.  Inspectors of Election.  The Board of Directors shall, in
                  ----------------------
advance of any meeting of stockholders, at any time appoint one or more persons to serve as inspectors of election at any meeting of stockholders with respect to the votes of stockholders at such meeting. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.
The inspectors may appoint or retain such other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

     Section 13.  Notice of Stockholder Business at Annual Meeting.  At an
                  ------------------------------------------------
annual meeting of the stockholders only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation entitled to vote at the meeting who complies with the notice procedures set forth in this section. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, addressed to the attention of the secretary of the corporation, not less than sixty (60) days nor more than ninety (90) days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of the meeting to a later date); provided, however, that if less than seventy (70) days' notice or
             --------  -------
prior public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be so received not later than the earlier of (1) the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever occurs first, or (2) two business days prior to the scheduled date of the meeting. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation's stock which are owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this section. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that any business proposed at the meeting was not properly brought before the meeting in accordance with the provisions of this section, and if he or she should so determine and declare, such business shall not be transacted.

     Section 14.  Notice of Stockholder Nominees.  Only persons who are
                  ------------------------------
nominated in accordance with the procedures set forth in this section shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders
(a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who has complied with the notice procedures set forth in this section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation, addressed to the attention of the secretary of the corporation, not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of the meeting to a later date); provided, however, that if less
                                                 --------  -------
than one hundred thirty (130) days' notice of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be so received not later than the earlier of (1) close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first, or (2) two business days prior to the scheduled date of the meeting. A stockholder's notice to the secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations or proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation's stock which are owned by such stockholder. The corporation may require any person nominated for election as a director to furnish to the secretary of the corporation such other information as may reasonably be required by the corporation to determine such person's eligibility to serve as a director. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this section. In connection with a stockholders' meeting, the chairman of the board (or such other person presiding at such meeting in accordance with these bylaws) shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this section, and if he or she should so determine and declare, the nomination shall be disregarded.


                                  ARTICLE III
                                  -----------

                                   Directors
                                   ---------

     Section 1.  Number, Election and Term.  The Board of Directors shall
                 -------------------------
consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Until such determination by the Board of Directors, the number thereof shall be one. At each annual meeting of the stockholders, directors shall be elected for that class of directors whose terms are then expiring, except as provided in Section 2 of this Article, and each director so elected shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Directors need not be stockholders. No person shall continue to serve as a director after the expiration of the calendar year in which the age of 72 is attained.

     Section 2.  Vacancies and Newly Created Directorships.  Vacancies and newly
                 -----------------------------------------
created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are elected and qualified, or until their earlier resignations or removals. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, the corporation's certificate of incorporation or these bylaws, may exercise the powers of the full board until the vacancy is filled.

     Section 3.  Resignation and Removal.  Any director of the corporation may
                 -----------------------
resign at any time by giving written notice to the chairman of the board, or to the president, or to the secretary of the corporation. The resignation of any director shall take effect at the date of receipt of such notice or at any later date specified therein; and unless otherwise specified therein the acceptance of such resignation by the Board of Directors shall not be necessary to make it effective. Any director or the entire Board of Directors may be removed, but only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the certificate of incorporation.

     Section 4.  General Powers.  The business of the corporation shall be
                 --------------
managed by or under the direction of its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

     Section 5.  Compensation of Directors.  Unless otherwise restricted by the
                 -------------------------
certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix from time to time the compensation of directors.


                                   ARTICLE IV
                                   ----------

                       Meetings of the Board of Directors
                       ----------------------------------

     Section 1.  Place of Meetings.  The Board of Directors of the corporation
                 -----------------
may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 2.  Regular Meetings.  Regular meetings of the Board of Directors
                 ----------------
may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

     Section 3.  Special Meetings.  Special meetings of the Board of Directors
                 ----------------
for any purpose or purposes may be called at any time by the chairman of the board or president or, if the chairman of the board and the president are each absent or are unable or refuse to act, by any two directors. Notice of the time and place of special meetings shall be delivered personally or by telephone to each director, or sent by first-class mail or telegram or facsimile transmission, charges prepaid, addressed to him or her at his or her home or office address as they appear upon the records of the corporation or, if not so shown on the records and not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the date of the meeting. In case such notice is telegraphed or sent by facsimile transmission, it shall be delivered to a common carrier for transmission to the director or actually transmitted by the person giving the notice by electronic means to the director at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered personally or by telephone as above provided, it shall be so delivered at least four (4) hours prior to the time of the holding of the meeting. Any notice given personally, by facsimile or by telephone may be communicated to either the director or to a person at the office of the director whom the person giving the notice has reason to believe will promptly communicate it to the director. Such deposit in the mail, delivery to a common carrier, transmission by electronic means or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such directors. The notice need not specify the place of the meeting if the meeting is to be held at the principal executive office of the corporation, and need not specify the purpose of the meeting.

     Section 4.  Quorum.  At all meetings of the Board of Directors a majority
                 ------
of the then authorized directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by these bylaws or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

     Section 5.  Action by Written Consent.  Unless otherwise restricted by the
                 -------------------------
certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 6.  Telephone Participation.  Unless otherwise restricted by the
                 -----------------------
certificate of incorporation or these bylaws, members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.


                                   ARTICLE V
                                   ---------

                                   Committees
                                   ----------

     The Board of Directors may designate such committees with such powers and duties as it may prescribe by resolution. Unless specifically provided to the contrary in or otherwise restricted by the certificate of incorporation, these bylaws or a resolution adopted by the Board of Directors, the procedures set forth in Sections 1, 3, 4, 5 and 6 of Article IV apply to each committee created by the Board of Directors in the same manner as those sections apply to the Board of Directors, as though references therein to directors were to members of the committee. No committee shall have power or authority in reference to the following matters: (1) approving or adopting or recommending to the stockholders any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (2) adopting, amending or repealing any bylaw of the corporation, all such powers and authorities being reserved to the Board of Directors or the stockholders, as the case may be.

                                   ARTICLE VI
                                   ----------

                                    Officers
                                    --------

     Section 1.  Number and Titles.  The officers of the corporation shall be
                 -----------------
appointed by the Board of Directors and shall be a chairman of the board, a chief executive officer, a president, a secretary and a treasurer. The Board of Directors may also appoint one or more vice presidents, one or more assistant secretaries and assistant treasurers, a chief financial officer, and such other officers as the board may by resolution create, or as may be appointed in accordance with Section 3 of this Article. Any one or more vice presidents may be designated executive vice president or senior vice president. One person may hold any number of offices, unless the certificate of incorporation or these bylaws otherwise provide.

     Section 2.  Compensation.  The compensation of all officers and agents of
                 ------------
the corporation shall be fixed by the Board of Directors or by a committee created or officers designated for that purpose.

     Section 3.  Term of Office.  The officers of the corporation shall hold
                 --------------
office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors. Any officer may resign by delivering such officer's written resignation to the corporation at its principal place of business, addressed to the attention of the Board of Directors, or to the chief executive officer or the secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     Section 4.  Chairman of the Board.  The chairman of the board shall preside
                 ---------------------
at all meetings of the stockholders and the Board of Directors and shall exercise and perform such other powers and duties as may from time to time be assigned by the Board of Directors or prescribed by these bylaws. The chairman of the board shall, if the Board of Directors has not appointed a chief executive officer, serve as the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5 of Article VI of these bylaws; provided, that the chairman of the board under such circumstances shall have the right to delegate some or all of such powers and duties to the president.

     Section 5.  Chief Executive Officer.  Subject to such powers and duties, if
                 -----------------------
any, as may be prescribed by these bylaws or the Board of Directors for the chairman of the board, if there be such officer, the chief executive officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. In the absence of the chairman of the board, or if there be none, he or she shall preside at all meetings of the stockholders and all meetings of the Board of Directors. He or she shall have all the powers and shall perform all of the duties which are ordinarily inherent in the office of chief executive officer of a corporation, and he or she shall have such further powers and shall perform such further duties as may be prescribed for him or her by the Board of Directors.

     Section 6.  President.  The president shall, in addition to any other
                 ---------
duties delegated to him or her, be the chief operating officer of the corporation, shall have active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors, chairman of the board and chief executive officer are carried into effect.

     Section 7.  Vice Presidents.  Vice presidents shall perform such duties and
                 ---------------
have such powers as the Board of Directors may from time to time prescribe. The executive vice presidents shall be senior in rank to all other vice presidents, including senior vice presidents, unless specifically provided otherwise in a resolution of the Board of Directors.

     Section 8.  Chief Financial Officer.  The chief financial officer shall
                 -----------------------
serve as the chief financial officer of the corporation and shall perform such other duties and have such other powers as the Board of Directors, the chief executive officer or the president may from time to time prescribe.

     Section 9.  Secretary.  The secretary shall have such powers and perform
                 ---------
such duties as are incident to the office of secretary. The secretary shall maintain a stock ledger and prepare lists of stockholders and their addresses as required and shall be the custodian of corporate records. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be from time to time prescribed by the Board of Directors or chief executive officer, under whose supervision the secretary shall be. The secretary shall have custody of the corporate seal of the corporation and the secretary, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the secretary's signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by such officer's signature.

     Section 10.  Assistant Secretaries.  The assistant secretary, or if there
                  ---------------------
be more than one, the assistant secretaries in the order determined by the Board of Directors, the president or the secretary (or if there be no such determination, then in the order determined by their tenure in office), shall, in the absence of the secretary or in the event of the secretary's inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors, the president or the secretary may from time to time prescribe. In the absence of the secretary or any assistant secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary or acting secretary to keep a record of the meeting.

     Section 11.  Treasurer.  The treasurer shall have the custody of the
                  ---------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The treasurer shall also disburse the funds of the corporation as may be ordered by the Board of Directors, at its regular meetings, or when the Board of Directors so requires. The treasurer shall give an account of all transactions as treasurer and of the financial condition of the corporation. In the absence of the chief financial officer, the treasurer shall serve as the chief financial officer of the corporation.

     Section 12.  Assistant Treasurers.  The assistant treasurer, or if there
                  --------------------
shall be more than one, the assistant treasurers in the order determined by the Board of Directors, the president or the treasurer (or if there be no such determination, then in the order determined by their tenure in office), shall, in the absence of the treasurer or in the event of the treasurer's inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors, the president or the treasurer may from time to time prescribe.

     Section 13.  Delegation of Authority.  The Board of Directors may from time
                  -----------------------
to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.


                                  ARTICLE VII
                                  -----------

                                 Capital Stock
                                 -------------

     Section 1.  Certificates.  Every holder of stock in the corporation shall
                 ------------
be entitled to have a certificate, signed by or in the name of the corporation by the chairman of the Board of Directors, or the president or a vice president and by the treasurer, an assistant treasurer, the secretary or an assistant secretary of the corporation, certifying the number of shares owned by such holder. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights.

     Section 2.  Registrars and Transfer Agents.  Where a certificate is
                 ------------------------------
countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     Section 3.  Lost Certificates.  The Board of Directors may direct a new
                 -----------------
certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed, or both.

     Section 4.  Transfers of Stock.  Upon surrender to the corporation or the
                 ------------------
transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, including evidence of approval of such transfer by the corporation as required by the certificate of incorporation, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 5.  Fixing Record Date.  In order that the corporation may
                 ------------------
determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any right in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders for any other purpose within this Section 5 shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

     Section 6.  Registered Stockholders.  The corporation shall be entitled to
                 -----------------------
recognize the exclusive right of a person registered on its books as the owner of shares for all purposes, including but not limited to the right to receive dividends and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

     Section 7.  Dividends.  Dividends upon the capital stock of the
                 ---------
corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     Section 8.  Reserves.  Before payment of any dividend, there may be set
                 --------
aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.


                                  ARTICLE VIII

                                Indemnification
                                ---------------

     Section 1.  Right to Indemnification.  Each person who was or is made a
                 ------------------------
party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person, or another person of whom such person is the legal representative, is or was a director, officer, or employee of the corporation or is or was serving at the request of the corporation as a director, officer, or employee of, or in some other representative capacity for, another corporation or a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, or employee or in any other capacity while serving as a director, officer, or employee, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of such person's heirs, executors and administrators; provided, however, that except as provided in
Section 2 hereof with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law so requires, the payment of such expenses incurred by a director, officer, employee or representative in such person's capacity as a director, officer, employee or representative (and not in any other capacity in which service was or is rendered by such person while a director, officer, employee or representative, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise.

     Section 2.  Right of Claimant to Bring Suit.  Upon making a request for
                 -------------------------------
indemnification, the claimant shall be presumed to be entitled to indemnification under this Article and the corporation shall have the burden of proof to overcome that presumption in reaching any contrary determination. If a claim under Section 1 of this Article is not paid in full by the corporation within ninety (90) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 3.  Non-Exclusivity of Rights.  The right to indemnification and
                 -------------------------
the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 4.  Insurance.  The corporation may maintain insurance, at its
                 ---------
expense, to protect itself and any director, officer, or employee of the corporation serving in any capacity on behalf of the corporation or at its request for any other entity to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     Section 5.  Contracts.  The corporation may enter into contracts to provide
                 ---------
individuals entitled to indemnification under this Article with specific rights of indemnification to the fullest extent permitted by the Delaware General Corporation Law and may create trust funds, grant security interests, obtain letters of credit or use other means to ensure the payment of such amounts as may be necessary to effect the rights provided in this Article or in any such contract.

     Section 6.  Severability.  If any word, clause or provision of this Article
                 ------------
or any award made hereunder shall for any reason be determined to be invalid, the provisions hereof shall not otherwise be affected thereby but shall remain in full force and effect.

     Section 7.  Intent of Article.  The intent of this Article VIII is to
                 -----------------
provide for indemnification to the fullest extent permitted by section 145 of the Delaware General Corporation Law. To the extent that such section or any successor section may be amended or supplemented from time to time, this Article VIII shall be amended automatically and construed so as to permit indemnification to the fullest extent from time to time permitted by law.

     Section 8.  Effect of Repeal or Modification.  Any repeal or modification
                 --------------------------------
of the foregoing provisions of this Article VIII shall not adversely affect any right or protection of any indemnitee existing at the time of such repeal or modification.


                                   ARTICLE IX
                                   ----------

                                    Notices
                                    -------

     Section 1.  Form of Notices.  Unless otherwise provided in these bylaws,
                 ---------------
whenever, under the provisions of the Delaware General Corporation Law or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, such notice shall be given in writing, by United States mail, postage prepaid, or other means of written communication (which includes, without limitation, telegraphic, facsimile and other electronic communication), addressed to such director or stockholder, at his or her address as it appears on the records of the corporation, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or sent by telegraphic, facsimile or other electronic communication.

     Section 2.  Waiver of Notice.  Whenever any notice is required to be given
                 ----------------
under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, subject to any exceptions provided in the Delaware General Corporation Law.

                                   ARTICLE X
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 1.  Annual Statements.  The Board of Directors may present at any
                 -----------------
annual meeting, or at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

     Section 2.  Checks.  All checks or demands for money and notes of the
                 ------
corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 3.  Fiscal Year.  The fiscal year of the corporation shall be fixed
                 -----------
by resolution of the Board of Directors.

     Section 4.  Seal.  The corporate seal shall be in such form as may be
                 ----
approved from time to time by the Board of Directors, and said seal, or a facsimile thereof, may be imprinted or affixed by any process or in any manner reproduced. Affixing the seal is not necessary to make the execution of any document effective or binding.


                                   ARTICLE XI
                                   ----------

                                   Amendments
                                   ----------

     The Board of Directors is expressly empowered to adopt, amend or repeal these bylaws, provided, however, that any adoption, amendment or repeal of these bylaws by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders shall also have power to adopt, amend or repeal these bylaws, provided, however, that in addition to any vote of the holders of any class or series of stock of this corporation required by law or by the certificate of incorporation of this corporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provision of these bylaws.